EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated December 18, 1996 included in HRE Properties' Form 10-K for the year ended October 31, 1996 and to all references to our Firm included in this Registration Statement.


                                                        /s/ Arthur Andersen LLP
                                                        ------------------------
                                                        Arthur Andersen LLP

New York, New York
February 26, 1997